ASSIGNMENT AGREEMENT

     ASSIGNMENT AGREEMENT, dated as of August 23, 1996, between
Jeffry M. Picower ("Picower") and Decisions Incorporated
("Decisions").

                           WITNESSETH

     WHEREAS, Picower has entered into an agreement with Advanced
Medical, Inc. ("AM") with respect to an equity contribution in AM
(the "Agreement") in the form attached hereto as Exhibit A.
Terms used herein and not otherwise defined shall have the meanings set forth in the agreement.

     NOW, THEREFORE, in accordance with the terms of the Agreement, Picower and Decisions agree as follows:

     1. (a)    Picower hereby assigns its rights under the
Agreement to Decisions.

     (b) Decisions hereby accepts all the right, title and interest of Picower in, to and under the Agreement and Decisions assumes and agrees to perform all of the obligations of Picower to be performed pursuant to the Agreement.

     2. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such State.

     3. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the day and the year first above written.


                                   JEFFRY M. PICOWER


                                   /s/ Jeffry M. Picower



                                   DECISIONS INCORPORATED


                                   By: /s/ April C. Freilich
                                   Name:   April C. Freilich
                                   Title:  President